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                      AMENDMENT TO THE
             INFINITY BROADCASTING CORPORATION
                     STOCK OPTION PLAN
             _________________________________


          The Infinity Broadcasting Corporation Stock Option

Plan (the "Plan"), as amended and restated as of August 16,

1993, is hereby further amended as follows to reflect the

Company's three-for-two stock split in the form of a stock

dividend, effective as of November 19, 1993:

          Section 2(a) of the Plan ("Shares") is amended so that the first sentence thereof reads in its entirety as follows:

          "Subject to adjustment as provided in Section 9, the aggregate number of shares of the Class A
          Common Stock of the Company ("Class A Shares") to be delivered upon exercise of all options granted under the Plan shall be 2,664,350 and the aggregate number of shares of the Class B Common
          Stock of the Company ("Class B Shares" and, together with Class A Shares, "Shares") to be delivered upon exercise of all options granted under the Plan shall be 187,500."

          IN WITNESS WHEREOF, the Company has caused its

duly authorized officer to execute this amendment instrument as of the 19th day of November, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By /s/ Farid Suleman
                           _______________________________
                         Title  Vice President-Finance and
                                  Chief Financial Officer











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